EXHIBIT 10.75
                                                                   -------------


                            FRANKLIN RESOURCES, INC.
                       2002 UNIVERSAL STOCK INCENTIVE PLAN
                             STOCK OPTION AGREEMENT
                             ----------------------


     1. GRANT OF OPTION. FRANKLIN RESOURCES, INC, a Delaware corporation (the "Company"), hereby grants to the Optionee (the "Optionee") named in the Notice of Grant, an option (the "Option") to purchase a number of shares (the "Shares"), as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms, conditions and definitions of the 2002 Universal Stock Incentive Plan (the "2002 Plan"), adopted by the Company, which is incorporated herein by reference. In the event of a conflict between the terms and conditions of the 2002 Plan and the terms and conditions of this Stock Option Agreement (the "Option Agreement"), the terms and conditions of the 2002 Plan shall prevail. Unless otherwise defined herein, the terms defined in the 2002 Plan shall have the same defined meanings in this Option Agreement.

     If designated in the Notice of Grant as an Incentive Stock Option, this Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code.

     2. EXERCISE OF OPTION.

     (a) RIGHT TO EXERCISE. This Option is exercisable during its term in accordance with the Exercise Schedule set out in the Notice of Grant and the applicable provisions of the 2002 Plan and this Option Agreement.

     (b) METHOD OF EXERCISE. This Option is exercisable by delivery of an exercise notice, in the form provided by the Company and attached to this Agreement as Attachment 1 (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares") and the manner of exercise. The Exercise Notice shall be signed by the Optionee and shall be delivered to the Secretary of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price in good funds.

     No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with all relevant provisions of law and the requirements of any stock exchange upon which the Shares are then listed. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

     3. METHOD OF PAYMENT. Payment of the aggregate Exercise Price shall be made in United States dollars by delivery of (i) cash, (ii) check, or in the sole and absolute discretion of the Company (iii) authorization for the Company to retain from the total number of Exercised Shares that number of Shares having a Fair Market Value on the date of exercise equal to the Exercise Price for the total number of Exercised Shares, or (iv) authorization for a broker designated by the Company to sell that number of Exercised Shares having a Fair Market Value on the date of exercise equal to the Exercise Price for the total number of
Exercised Shares, or (v) by delivery of other shares (by delivery of certificates or attestation) which (x) either have been owned by the Optionee for more than six months on the date of surrender or

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were not acquired, directly or indirectly, from the Company, and (y) have a Fair
Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised.

     4. RESTRICTIONS ON EXERCISE.

     (a) This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable United States federal or state securities or other law or regulation, including any rule under Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G") as promulgated by the Federal Reserve Board, or applicable laws of any jurisdiction pertaining to the Optionee.

     (b) Optionee acknowledges that, from time to time, the Company may be in a "Blackout Period" and/or subject to applicable securities laws that could subject the Optionee to liability for engaging in any transaction involving the sale of the Company's shares. Optionee further acknowledges and agrees that, prior to the sale of any shares acquired under this Award, it is Optionee's responsibility to determine whether or not such sale of shares will subject Optionee to liability under insider trading rules or other applicable securities laws.

     5. TERMINATION OF RELATIONSHIP. In the event of termination of Optionee's Continuous Status as an Employee, Optionee may, to the extent otherwise so entitled at the date of such termination (the "Termination Date"), exercise this Option for a period of ninety (90) days after the Termination Date (but in no event later than the Expiration Date). To the extent that Optionee was not entitled to exercise this Option at the Termination Date, or if Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

     6. DISABILITY OF OPTIONEE. Notwithstanding the provisions of Section 5 above, in the event of termination of Optionee's Continuous Status as an Employee as a result of disability (as determined by the Board in accordance with the policies of the Company), Optionee may, but only within six (6) months from the Termination Date (but in no event later than the Expiration Date), exercise the Option in full, even if the right to exercise shall not have otherwise accrued at the date of such total and permanent disability. All rights to exercise the Option shall expire and be of no further force or effect after such six month period. Unless changed by the Board, "disability" means that the Optionee ceases to be an employee on account of permanent and total disability as a result of which the Optionee shall be eligible for payments under the Company's long term disability policy applicable to the Optionee. To the extent that Optionee was not entitled to exercise the Option at the Termination Date, or if Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

     7. DEATH OF OPTIONEE. In the event of the death of Optionee, the Option may be exercised in full at any time within six (6) months following the date of death (but in no event later than Expiration Date), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, even if the right to exercise shall not have otherwise accrued at the date of death. All rights to exercise the Option shall expire and be of no further force or effect after such six month period.

     8. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     9. TERM OF OPTION. This Option may be exercised only until the Expiration Date set out in the Notice of Grant, and may be exercised during such term only in accordance with the 2002 Plan and the terms of this Option. The limitations set out in Section 2 of the 2002 Plan regarding option terms and options granted to more than ten percent (10%) shareholders shall apply to this Option.

     10. TAX CONSEQUENCES. There are various tax consequences applicable upon the exercise of this stock option and the sale of stock acquired thereunder. Additionally, if this Option is an Incentive Stock Option that is first exercisable for more than $100,000 worth of Shares in any calendar year (as calculated based on fair market value at the date of grant), the portion of the Option first exercisable for greater than $100,000 worth of Shares will be treated as a nonstatutory stock option for tax purposes, notwithstanding the designation as an Incentive Stock Option on the Notice of Grant. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

     11. ADJUSTMENTS. Exercise of the Option, as provided for above, may be made in full or in part, except that, in the event of an adjustment in the number of shares covered by this Option, as provided for in the 2002 Plan, resulting in other than a whole number of shares, then the Option may not be exercised for a fraction of a share, but shall be deemed to be for the nearest whole number of shares following standard rounding principles. Payments hereunder shall be rounded to the nearest cent following standard rounding principles.

     12. WAIVERS. Any failure to enforce any terms or conditions of the 2002 Plan or this Agreement by the Company or by Optionee shall not be deemed a waiver of that term or condition, nor shall any waiver or relinquishment of any right or power for all or any other times.

     13. SEVERABILITY OF PROVISIONS. If any provision of the 2002 Plan or this Agreement shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision thereof; and the 2002 Plan and this Agreement shall be construed and enforced as if neither of them included such provision.

     14. COMMITTEE DECISIONS CONCLUSIVE. All decisions of the Committee arising under the 2002 Plan or under this Agreement shall be conclusive.

     15. MANDATORY ARBITRATION. To the extent permitted by law, any dispute arising out of or relating to this Agreement, including its meaning or interpretation, shall be resolved solely by arbitration before an arbitrator selected in accordance with the rules of the American Arbitration Association. The location for the arbitration shall be in the county or comparable jurisdiction of Optionee's employment. Judgment on the award rendered may be entered in any court having jurisdiction. Each party shall pay an equal share of the arbitrator's fees. All statutes of limitation which would otherwise be applicable shall apply to any arbitration proceeding under this paragraph. The provisions of this paragraph are intended by Optionee and Company to be exclusive for all purposes and applicable to any and all disputes arising out of or relating to this Agreement. The arbitrator who hears and decides any dispute shall have jurisdiction and authority only to award compensatory damages to make whole a person or entity sustaining foreseeable economic damages, and, shall not have jurisdiction and authority to make any other award of any type, including without limitation, punitive damages, unforeseeable economic damage, damages for pain, suffering or emotional distress, or any other kind or form of damages. The remedy, if any, awarded by the arbitrator shall be the sole and exclusive remedy for any dispute which is subject to arbitration under this paragraph.

     16. DELAWARE LAW. The 2002 Plan and this Option (including the Notice of Grant, the Option Agreement and any attachments hereto) shall be construed and enforced according to the laws of the State of Delaware to the extent not preempted by the federal laws of the United States of America.

                            FRANKLIN RESOURCES, INC.
                       2002 UNIVERSAL STOCK INCENTIVE PLAN
                        ATTACHMENT 1 TO OPTION AGREEMENT
                        --------------------------------

                    EXERCISE NOTICE FOR OPTION GRANT #______

Franklin Resources, Inc.
One Franklin Parkway
San Mateo, California 94403-1906
Attn:  Corporate Secretary

This Notice is to inform you that the undersigned hereby elects to exercise the option granted on ___________ pursuant to Stock Option Grant Number _______ under the Franklin Resources, Inc. 2002 Universal Stock Incentive Plan. By this Notice, the undersigned hereby elects to exercise the foregoing option as to __________ shares at the Exercise Price of US$________ per Share for a total of US$_____________.

I understand that the Company requires me to provide for withholding taxes, if any, at the time of exercise. I hereby authorize the Company to withhold Shares or, if exercised prior to my termination from employment at the Company, to deduct from my next payroll check to cover withholding due with respect to this exercise.

Unless I indicate otherwise below, please issue a single certificate for the total number of shares and send it to the following address:


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Signature


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Print or type name


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Date

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                            FRANKLIN RESOURCES, INC.
                       2002 UNIVERSAL STOCK INCENTIVE PLAN
                          NOTICE OF STOCK OPTION GRANT

     Optionee's Name:
     Address:



     You have been granted an option, consisting of the Stock Option Agreement (the "Option Agreement"), an electronic copy of which is available as described below, and this Notice of Stock Option Grant (collectively, the "Option") to purchase Common Stock of Franklin Resources, Inc. (the "Company"), as follows:

     Grant Number                           ____________________________________

     Grant Date                             ____________________________________

     Exercise Price Per Share               ____________________________________

     Total Number of Options                ____________________________________

     Expiration Date                        ____________________________________

     This grant is intended to be an incentive stock option ("ISO") for the first $100,000 in value which is exercisable in a calendar year after aggregating all exercisable option grants from the Company to the recipient. The ISO status of a grant is relevant only for U.S. tax purposes and is governed by U.S. tax regulations, as set forth in Section 10 of the Option Agreement. Please consult your tax adviser for the impact on your U.S. taxes, if applicable, of incentive and non-qualified stock options at the time of exercise.

     EXERCISE SCHEDULE The Option may be exercised, in whole or in part, in accordance with the schedule set out below.

     EXERCISE DATE                             NUMBER OF SHARES
     -------------                             ----------------




     TERMINATION PERIOD. The Option may be exercised for ninety (90) days after termination of employment except as set out in Sections 6 and 7 of the Option Agreement (but in no event later than the Expiration Date).

     Optionee acknowledges and agrees that the ability to exercise shares pursuant to the Option is earned only by continuing employment at the will of the Company (not through the act of being hired, being granted this option or acquiring shares hereunder). Optionee further acknowledges and agrees that nothing in the Option, the Option Agreement nor in the Company's 2002 Universal Stock Incentive Plan (the "2002 Plan"), which is incorporated herein by this reference, affects the Company's right to terminate, or to change the terms of, the Optionee's employment at any time, with or without cause.

     Optionee acknowledges that, from time to time, the Company may be in a "Blackout Period" and/or subject to applicable securities laws that could subject Optionee to liability for engaging in any transaction involving the sale of the Company's shares. Optionee further acknowledges and agrees that, prior to the sale of any shares acquired under this Option, it is Optionee's responsibility to determine whether or not such sale of shares will subject Optionee to liability under insider trading rules or other applicable securities laws.

     The Optionee understands that the Option is subject to Optionee's consent to access the 2002 Plan prospectus, the 2002 Plan, the Option Agreement (collectively, the "2002 Plan Documents") in electronic form through the People Page on the Company's Intranet. By signing below and accepting the grant of the Option, you: (i) consent to access electronic copies (instead of receiving paper copies) of the 2002 Plan Documents via the Company's Intranet; (ii) represent that you have access to the Company's Intranet; (iii) acknowledge receipt of electronic copies, or that you are already in possession of paper copies, of the 2002 Plan Documents and the Company's 2002 Annual Report; and (iv) acknowledge that you are familiar with and accept the Option subject to the terms and provisions of the 2002 Plan Documents.

     Optionee may receive paper copies of the 2002 Plan Documents by requesting them in writing addressed to Stock Administration at One Franklin Parkway, San Mateo, CA 94403-1906.

     In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due to me under the 2002 Plan pursuant to this Option. Please note that this designation applies only to this Option and not to any prior awards or grants under the 2002 Plan.

     NAME: (Please print): _____________________________________________________
                           (First)            (Middle)          (Last)

     ADDRESS:              _____________________________________________________


                           _____________________________________________________
                           (Please include country and Zip/Postal Code)

     TELEPHONE NO.:        _____________________________________________________
                           (Please include country and/or area code)

     RELATIONSHIP:         _____________________________________________________

     PERCENTAGE:           _____________________________________________________
                           (Please enter the % you wish your beneficiary(ies)
                            to receive)

     By your electronic signature and the signature of the Company's representative below, you and the Company agree that the Option is granted under and governed by the terms and conditions of the 2002 Plan and the Option Agreement.


OPTIONEE:                                   FRANKLIN RESOURCES, INC.


____________________________________        ____________________________________
Participant's Name                          Barbara J. Green, Vice President